UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant    ☐

Filed by a Party other than the Registrant             ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

INTERVOICE, INC.

(Name of Registrant as Specified In Its Charter)

DAVID W. BRANDENBURG

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following letter was sent to Intervoice, Inc. by David W. Brandenburg on June 4, 2007.

DAVID W. BRANDENBURG

401 NORTH POINT ROAD, NO. 1002

OSPREY, FL 34229

(214) 498-1000

June 4, 2007

VIA OVERNIGHT COURIER

AND FACSIMILE TRANSMISSION TO 972-454-8781

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

Re:	Request Pursuant to Rule 14a-7 under the
Securities Exchange Act of 1934, as amended (the “Exchange Act”)

Ladies and Gentlemen:

The undersigned, David W. Brandenburg (the “Undersigned”), holds of record and beneficially (as beneficial ownership is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) 100 shares of the Common Stock, no par value per share (the “Common Stock”), of Intervoice, Inc. a Texas corporation (the “Company”). The Undersigned has been a beneficial holder of such 100 shares of Common Stock for a continuous period exceeding six months prior to the date hereof. The Undersigned is the beneficial holder of 1,429,162 shares of Company Common Stock, including the aforementioned 100 shares of Common Stock held of record.

On June 1, 2007, the Undersigned filed with the Securities and Exchange Commission a preliminary proxy statement on Schedule 14A (as may be amended from time to time, the “Proxy Statement”). The Proxy Statement is to be used in connection with the solicitation by the Undersigned of proxies from the Company’s shareholders for use at the 2007 Annual Meeting of Shareholders of the Company and at any adjournments, postponements and continuations thereof (the “Annual Meeting”). The Undersigned will be soliciting proxies to, among other things, elect seven of his nominees as directors of the Company and to approve the other proposals described in the Proxy Statement (the “Proxy Solicitation”). Attached hereto as Exhibit A is the affidavit required by Rule 14a-7(c)(2) of the Exchange Act identifying the proposals that will be the subject to the Undersigned’s proxy solicitation and containing the attestations required by Rule 14a-7(c)(2)(i) and Rule 14a-7(c)(2)(ii).

For the purpose of disseminating the proxy solicitation materials of The Undersigned for the purposes set forth on Exhibit A, and pursuant to Rule 14a-7, The Undersigned hereby requests the following information:

(A)        A complete record or list of the Company’ shareholders, certified by its transfer agent(s) and/or registrar(s), showing the name and address of each shareholder and the number of shares of the Common Stock registered in the name of each such shareholder as of May 30, 2007, or if the record date for the Annual Meeting is changed, as of any record date for the Annual Meeting (the “Record Date”);

(B)        A magnetic computer tape list of the Company’ shareholders showing the name and addresses of each shareholder and number of shares of the Common Stock registered in the name of each such shareholder as of May 30, 2007 and as of any Record Date, such computer processing data as is necessary for The Undersigned to make use of such magnetic computer tape, and a printout of such magnetic computer tape for verification purposes;

(C)        A list of all holders of shares of the Common Stock arranged in descending order by number of shares and indicating the names and addresses of all of the Company’ shareholders;

(D)        All daily transfer sheets showing changes in the lists of the Company’s shareholders referred to in paragraph (a) above which are in or come into the possession of the Company or its transfer agent from the date of such lists to the date of the Annual Meeting;

(E)        All information in or which comes into the Company’s possession or control or which can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trusts or nominees of any central certificate depository system concerning the number and identity of, and the number of shares held by, the actual beneficial owners of the Common Stock, including (1) a breakdown as of any Record Date and omnibus proxies as of May 30, 2007 and any Record Date of any holders in the name of Cede & Co. and other similar nominees; (2) all “Weekly Security Position Listing Daily Closing Balances” reports issued by DTC (and authorization for Innisfree M&A Incorporated, to receive such reports directly); and (3) all lists (and computer tapes, processing data and printouts as described in (B) above) containing the name, address and number of shares of the Common Stock attributable to any participant in any employee stock ownership plan, employee stock purchase plan, dividend reinvestment plan or other employee benefit plan of the Company in which the decision whether to vote shares of the Common Stock held by such plan is made, directly or indirectly, individually or collectively, by the participants in the plan and the method(s) by which the Undersigned or his agents may communicate with each such participant pursuant to the applicable plan documents;

(F) All information in or which comes into the Company’s possession or control or which can reasonably be obtained from brokers, dealers, banks, clearing agencies or voting trustees relating to the names and addresses of, and the number of shares held by, the beneficial owners of the Company Common Stock including, but not limited to, any list of non-objecting or consenting beneficial owners (“NOBO’s” or “COBO’s”) in the format of a printout and magnetic computer tape listing in descending order balance (such information with respect to brokers and dealers is readily available to the Company under Rule 14b-1 of the Exchange Act from Broadridge Financial Solutions, Inc.); and

(G) A stop list or stop lists relating to any shares of the Common Stock as of the dates of the lists referred to in paragraph (A) above.

The Undersigned further requests that modifications or additions to or deletions from any and all records referred to in paragraphs (A)-(G) above through the date of the Annual Meeting be immediately furnished to the Undersigned or his agents as such modifications, additions or deletions become available to the Company or its agents or representatives.

With respect to this request, the Undersigned is aware of, and will comply with, his obligations under the provisions of paragraph (d) of Rule 14a-7.

Please advise Barry H. Genkin, Esq., of Blank Rome LLP, via mail at One Logan Square, Philadelphia, Pennsylvania 19103-6998, by telephone at (215) 569-5514, by facsimile at (215) 832-5514 or by e-mail at Genkin@blankrome.com of your election pursuant to Rule 14a-7(a)(1)(i). Your attention is also specifically called to Rule 14a-7(a)(1) with respect to the time by which you must respond to this request.

Very truly yours,

/s/ DAVID W. BRANDENBURG

David W. Brandenburg

EXHIBIT A

AFFIDAVIT OF FACTS PURSUANT TO RULE l4a-7

STATE OF FLORIDA	)
	)	SS:

COUNTY OF SARASOTA	)

In connection with the planned solicitation by David W. Brandenburg of proxies from the holders of shares of common stock, no par value per share, of Intervoice, Inc., a Texas corporation (“Intervoice” or the “Company”), to authorize certain actions at the 2007 Annual Meeting of Shareholders of the Company and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”), as more fully described in the preliminary proxy statement on Schedule 14A (as amended from time to time, the “Proxy Statement”) filed by the Undersigned with the Securities and Exchange Commission on June 1, 2007 (the “Proxy Solicitation”), David W. Brandenburg (“Affiant”), being duly sworn, hereby attests that:

He is the true, lawful and present owner of 100 shares of the common stock, no par value per share (the “Shares”), of the Company. Such 100 Shares are held by him of record and beneficially (as beneficial ownership is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended). He beneficially holds, in the aggregate, 1,429,162 Shares, including the 100 Shares held of record.

Affiant further states that the purpose of this demand is to enable him to communicate with the Company’s shareholders in connection with a solicitation of proxies therefrom. Affiant intends to solicit proxies from the Company’ shareholders to be used at the Annual Meeting:

1.	To elect a slate of seven director nominees, David W. Brandenburg, Daniel D. Hammond, Stuart Barab, Wilson David “Bill” Fargo, Timothy W. Harris, Mark A. Weinzierl and Michael J. Willner (the “Nominees”), to serve as directors of Interovice, each to serve until his successor shall have been duly elected and qualified at the 2008 Annual Meeting of Shareholders of the Company (“Proposal 1”);

2.	To amend Section 3.02 of the Third Restated Bylaws of the Issuer (the “Bylaws”) to set the size of the board at seven (7) directors and eliminate the ability of the Intervoice’s Board of Directors (the “Intervoice Board”) to increase its size without the unanimous consent of the entire Intervoice Board (“Proposal 2”);

3.	To amend Article IX of the Bylaws to require the unanimous vote of all directors in order to further amend section 3.02 of the Bylaws, which fixes the number of directors constituting the Intervoice Board (“Proposal 3”); and

4.	To repeal each provision of the Intervoice’s Bylaws and any and all amendments to the Bylaws (whether effected by supplement to, deletion from or revision of the by-laws) since July 21, 2004 (the last date of reported changes) and before the effectiveness of the foregoing Proposals and the seating of the Nominees on the Board, other than those provisions which were duly adopted by the shareholders of Intervoice and those provisions which under Texas law cannot be repealed by the shareholders of the Intervoice, and to provide that, without the affirmative vote of the holders of a majority of the stock of the Intervoice having voting power, the Intervoice Board may not thereafter amend any section of the Bylaws affected by such repeal or adopt any new Bylaw provision in a manner which serves to reinstate any repealed provision or adopt any provision having a similar effect as the repealed provision (“Proposal 4,” and collectively with Proposal 1, Proposal 2 and Proposal 3, the “Proposals”).

Affiant further states that the security holder list information that will be provided by the Company to the Undersigned pursuant to the Undersigned’s request dated June 4, 2007 (the “List Information”) will not be used for any purpose other than to solicit the Company’ shareholders with respect to the Proposals; and the Undersigned will not disclose the List Information to any person other than an employee or agent of The Undersigned (or his fellow participants, as such term is defined in Instruction 3 of Item 4 of Schedule 14A) to the extent necessary to effectuate the communication or Proxy Solicitation.

Affiant states that the above statements are true to Affiant’s knowledge, information and belief.

This affidavit is being made pursuant to Rule 14a-7(c)(2) under the Securities Exchange Act of 1934, as amended.

By: /s/ DAVID W. BRANDENBURG

Name: David W. Brandenburg

SWORN TO AND SUBSCRIBED before me

this     4th     day of June, 2007.

/s/ JOHN DRINKELL

Notary Public

My commission expires July 12, 2009.

IMPORTANT INFORMATION

David W. Brandenburg has made a preliminary filing with the Securities and Exchange Commission of a proxy statement and an accompanying proxy card to be used to solicit proxies in connection with Intervoice’s 2007 annual meeting of shareholders. Shareholders are advised to read the proxy statement and other documents related to the solicitation of proxies from shareholders of Intervoice for use at the 2007 annual meeting as they become available because they will contain important information, including information relating to the participants in such proxy solicitation. When completed, a definitive proxy statement and a form of proxy will be mailed to Intervoice’s shareholders and will be available, along with other relevant documents, at no charge, at the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Innisfree M&A Incorporated by telephone at (888) 750-5834. Information relating to the participants in such proxy solicitation is and will be contained in the proxy statement when it is filed by David W. Brandenburg.